Exhibit 99.1

SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

THIS SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST AMENDMENT OF TERM LOAN A CREDIT AGREEMENT (this “Amendment”) is dated as of April 25, 2007, and entered into by and among STANDARD PACIFIC CORP., a Delaware corporation (“Borrower”), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Revolver Lenders defined below (in such capacity, together with its successors and assigns, “Revolver Administrative Agent”) and as Administrative Agent for the Term A Lenders defined below (in such capacity, together with its successors and assigns, “Term Administrative Agent”), and each Revolver Lender and Term A Lender that is a signatory to this Amendment.

R E C I T A L S

A. Reference is hereby made to that certain (a) Revolving Credit Agreement dated as of August 31, 2005, executed by Borrower, Revolver Administrative Agent, and the Lenders defined therein (such Lenders are collectively, the “Revolver Lenders” and individually a “Revolver Lender”) pursuant to which such Revolver Lenders extended to Borrower a revolving credit facility (as amended, modified, renewed, restated, or replaced, the “Revolving Credit Agreement”), and (b) Term Loan A Credit Agreement dated as of May 5, 2006, by and among Borrower, Term Administrative Agent, and each of the Lenders defined therein (such Lenders are collectively, the “Term A Lenders” and individually a “Term A Lender”) (as amended, modified, renewed, restated, or replaced, the “Term A Credit Agreement”).

B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Revolving Credit Agreement or the Term A Credit Agreement, as applicable.

C. The parties hereto desire to modify certain provisions contained in the Revolving Credit Agreement and the Term A Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Revolving Credit Agreement.

(a) The definition of “Applicable Margin” contained in Section 1.1 of the Revolving Credit Agreement is amended to add the following to the end thereof:

Provided that:

(a) In the case of an Interest Coverage Ratio of less than 1.75 to 1.0, but not less than 1.50 to 1.0, the Applicable Margin for Eurodollar Borrowings and the Letter of Credit Commission Fees shall be increased by 0.25% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was less than 1.75 to 1.0, but not less than 1.50 to 1.0, as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was at least (x) 1.75 to 1.0 or (y) less than 1.50 to 1.0 (in which case clause (b) below shall apply) as of the last day of the applicable fiscal quarter; and

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(b) In the case of an Interest Coverage Ratio of less than 1.50 to 1.0, the Applicable Margin for Eurodollar Borrowings and the Letter of Credit Commission Fees shall be increased by 0.50% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was less than 1.50 to 1.0 as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was at least 1.50 to 1.0 as of the last day of the applicable fiscal quarter.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Margin for any period shall be subject to the provisions of Section 4.1(g).

(b) Section 1.1 of the Revolving Credit Agreement is amended to delete the definitions of “Fee Letter” and “Maturity Date” in their entirety and replace such definitions with the following:

“Fee Letter” means collectively, (a) the letter agreement, dated March 30, 2006, among Borrower, Administrative Agent, and Banc of America Securities LLC and (b) any other agreement among Borrower, Administrative Agent, and Banc of America Securities LLC with respect to fees.

“Maturity Date” means the earlier of (a) May 5, 2011, and (b) the effective date of any termination or cancellation of the Total Aggregate Commitment in accordance with the terms of this Agreement.

(c) Section 1.1 of the Revolving Credit Agreement is hereby amended to add the following new definitions thereto:

“Original Commitment” means, with respect to any Temporary Increasing Lender, such Temporary Increasing Lender’s Commitment immediately prior to the Second Amendment Effective Date.

“Second Amendment” means that certain Second Amendment of Revolving Credit Agreement and First Amendment of Term Loan A Credit Agreement dated as of April 25, 2007, by and among Borrower, Administrative Agent, each Lender party thereto, and certain other parties.

“Second Amendment Effective Date” means April 25, 2007, the effective date of the Second Amendment.

“Temporary Increasing Lender” means Bank of America and each other Lender that has a Commitment, as of the Second Amendment Effective Date and after giving effect to the Second Amendment, that is higher than such Lender’s Original Commitment.

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(d) Section 3.9(c) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(c) Fees. For each Letter of Credit issued by an Issuing Bank (and upon any renewal thereof), Borrower shall pay (i) to Administrative Agent, for the account of each Lender in accordance with its Pro Rata Share, from Borrower’s own funds a fee equal to the Applicable Margin for Eurodollar Borrowings (based on a 360 day year) times the daily maximum amount available to be drawn under such Letter of Credit (the “Letter of Credit Commission Fees”); provided however that, in the case of an Interest Coverage Ratio of (A) less than 1.75 to 1.0, but not less than 1.50 to 1.0, as set forth in Section 8.20, the Letter of Credit Commission Fees shall be increased by 0.25% during the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was less than 1.75 to 1.0, but not less than 1.50 to 1.0, as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was at least (x) 1.75 to 1.0 or (y) less than 1.50 to 1.0 (in which case clause (B) below shall apply) as of the last day of the applicable fiscal quarter, (B) less than 1.50 to 1.0 as set forth in Section 8.20, the Letter of Credit Commission Fees shall be increased by 0.50% during the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was less than 1.50 to 1.0 as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was at least 1.50 to 1.0 as of the last day of the applicable fiscal quarter, and (ii) directly to the applicable Issuing Bank for its own account, from Borrower’s own funds a fee equal to the greater of (A) .125% per annum (based on a 360-day year) times the daily maximum amount available to be drawn under such Letter of Credit, and (B) $250 per annum (the “Letter of Credit Fronting Fees”). The Letter of Credit Commission Fees and the Letter of Credit Fronting Fees payable under clauses (i) and (ii) above shall be payable on (x) the eighth (8th) day of each quarter for fees accrued through the last day of the preceding quarter and (y) on the Maturity Date; provided, however, that with respect to the Letter of Credit Fronting Fees, any Issuing Bank may, at its option, require that the Letter of Credit Fronting Fees be paid quarterly in advance. In addition, Borrower shall pay directly to the applicable Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the applicable Issuing Bank relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(e) Section 4.1 of the Revolving Credit Agreement is hereby amended to add the following new Paragraph (g):

(g) If, as a result of any restatement of or other adjustment to the financial statements of Borrower or for any other reason, Borrower, Administrative Agent, or any Lender determine that (i) the Total Leverage Ratio or the Interest Coverage Ratio as calculated by Borrower as of any applicable date was inaccurate and (ii) a proper

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calculation of the Total Leverage Ratio or the Interest Coverage Ratio would have resulted in higher pricing for such period, Borrower shall immediately and retroactively be obligated to pay to Administrative Agent, for the account of the applicable Lenders, promptly on demand by Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code of the United States, automatically and without further action by Administrative Agent, any Lender, or any Issuing Bank), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of Administrative Agent, any Lender, or any Issuing Bank, as the case may be, under Section 3.9(g)(iii), 3.9(c) or 4.3 or under Article 9. Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder.

(f) Section 4.17 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

4.17 Optional Commitment Reduction and Termination; Reduction of Temporary Increasing Lender Commitments.

(a) Borrower may, upon written, irrevocable notice to Administrative Agent received by 12:00 p.m. five (5) Business Days prior to the date of any requested reduction or termination, from time to time permanently reduce the Total Aggregate Commitment; provided that (i) any such partial reduction shall be in the amount of $10,000,000 or any greater integral multiple of $1,000,000, and (ii) Borrower shall not terminate or reduce the Total Aggregate Commitment if, after giving effect thereto and to any concurrent prepayments hereunder, the aggregate principal amount of the outstanding Loans plus the L/C Obligations would exceed the Total Aggregate Commitment; provided, further, that the Total Aggregate Commitment may be terminated if, at the time of such termination Borrower shall have (A) repaid the outstanding Loans in full, and otherwise paid and performed all other outstanding Obligations, and (B) Cash Collateralized all outstanding L/C Obligations and any payment or reimbursement obligations of Borrower and any Letter of Credit Subsidiaries in the manner specified in the last full paragraph of Section 9.2; and, notwithstanding any termination of this Agreement or the credit facility hereunder, Borrower and any Letter of Credit Subsidiaries or any other Persons in any way liable or responsible for the repayment of the L/C Obligations continue to be liable and responsible therefor, and the Issuing Banks, Administrative Agent, Lenders, and any other obligees with respect thereto continue to retain all of their repayment rights and other rights with respect thereto, including those specified in such last full paragraph of Section 9.2. Administrative Agent will promptly notify Lenders of any such notice of termination or reduction of the Total Aggregate Commitment. Except as set forth in clause (b) below, any reduction of the Total Aggregate Commitment shall be applied to the Commitment of each Lender according to its Pro Rata Share.

(b) Borrower will, on or before August 23, 2007, cause the Commitments of the Temporary Increasing Lenders to be reduced to an amount equal to their Original Commitments by either (i) causing assignments to Eligible Assignees sufficient to reduce the Commitments of each Temporary Increasing Lender to an amount equal to such

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Temporary Increasing Lender’s Original Commitment, or (ii) requesting a reduction in the Total Aggregate Commitment, as set forth in clause (a) above, sufficient to reduce the Commitment of each Temporary Increasing Lender to an amount equal to such Temporary Increasing Lender’s Original Commitment. If Borrower does not cause such assignments or cause such reduction in the Total Aggregate Commitment by August 23, 2007, then such reduction in the Total Aggregate Commitment shall become effective upon notice by Administrative Agent to the Lenders at the request of any Temporary Increasing Lender. Notwithstanding anything contained in clause (a) above, any such partial termination or reduction of the Total Aggregate Commitment pursuant to this clause (b) shall be applied, first to the Commitment of each Temporary Increasing Lender on a pro rata basis among such Temporary Increasing Lenders, until each Temporary Increasing Lender’s Commitment is equal to its Original Commitment, and thereafter to the Commitment of each Lender according to its Pro Rata Share.

(g) Section 8.15(a) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a) Subject to the subordination terms applicable to such Subordinated Debt, Borrower may make regularly scheduled and mandatory payments in respect of any Subordinated Debt as and when due by the terms thereof; provided, however, that Borrower may, subject to the limitations contained in Section 8.20(i), prepay or repurchase Subordinated Debt at any time from the proceeds of indebtedness issued by Borrower following the Closing Date so long as (i) the maturity date of all such indebtedness is at least one (1) year beyond the Maturity Date, and (ii) no Default or Event of Default exists both before and after giving effect thereto;

(h) Section 8.15(c) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(c) So long as no Default or Event of Default exists both before and after giving effect thereto, and subject to the limitations contained in Section 8.20(i), Borrower may from time to time repurchase shares of its capital stock.

(i) Section 8.19(a) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a) the Total Leverage Ratio to exceed 2.25 to 1.0, subject to the limitations contained in Section 8.20(C); and

(j) Section 8.20 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.20 Minimum Interest Coverage. Borrower shall not permit, at any time, the ratio (the “Interest Coverage Ratio”) of (a) Home Building EBITDA to (b) Consolidated Home Building Interest Incurred, for any period consisting of the preceding four (4) consecutive fiscal quarters (each, a “Measurement Period”), to be less than 1.75 to 1.0. Notwithstanding the foregoing, the Interest Coverage Ratio may be less than 1.75 to 1.0 but not less than 1.25 to 1.0, as of the last day of not more than three (3) consecutive Measurement Periods (such period beginning with the last day of the first

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Measurement Period in which the Interest Coverage Ratio is less than 1.75 to 1.0 and ending on the earlier of (x) the last day of the second Measurement Period thereafter or (y) the last day of the first Measurement Period thereafter in which the Interest Coverage Ratio is equal to or greater than 1.75 to 1.0, being the “Reduced Interest Coverage Period”), in each case so long as the following conditions precedent are satisfied:

(A) Borrower shall have delivered to Administrative Agent written notice of the commencement of a Reduced Interest Coverage Period, together with the Compliance Certificate pursuant to Section 8.1(e) indicating the first Measurement Period that it will not achieve an Interest Coverage Ratio of 1.75 to 1.0;

(B) Borrower shall have provided Administrative Agent with an updated business plan for Borrower and its Subsidiaries, reflecting Borrower’s reasonable estimate as to when it will exit the Reduced Interest Coverage Period;

(C) In the case of an Interest Coverage Ratio of (1) less than 1.75 to 1.0, but not less than 1.50 to 1.0, the Total Leverage Ratio shall not exceed 1.75 to 1.0 and (2) less than 1.50 to 1.0, the Total Leverage Ratio shall not exceed 1.50 to 1.0; and

(D) Borrower may elect only one (1) Reduced Interest Coverage Period during the term of this Agreement.

Provided further that:

(i) In the case of an Interest Coverage Ratio of less than 1.75 to 1.0, Borrower may not (x) repurchase shares of its capital stock (other than shares repurchased from Borrower’s employees in connection with tax withholding obligations associated with Borrower’s equity incentive plans) pursuant to Section 8.15(c) or (y) prior to the stated maturity date of any Subordinated Debt, pay, repurchase, or redeem all or any part of such Subordinated Debt, transfer any property in payment of or as security for the payment of all or any part of such Subordinated Debt, or establish any sinking fund, reserve, or like set aside of funds or other property for the redemption, retirement, or repayment of all or any part of such Subordinated Debt (other than with the proceeds of Subordinated Debt issued by Borrower after the commencement of the Reduced Interest Coverage Period), during the period of time commencing on the date that Borrower submits a Compliance Certificate pursuant to clause (A) above, indicating that the Interest Coverage Ratio was less than 1.75 to 1.0 and ending on the last day of the first Measurement Period thereafter in which the Interest Coverage Ratio is at least 1.75 to 1.0; and

(ii) If the Interest Coverage Ratio is (A) less than 1.75 to 1.0, but not less than 1.50 to 1.0, as of the last day of the Reduced Interest Coverage Period, the Interest Coverage Ratio must be not less than 1.625 to 1.0 as of the last day of the first Measurement Period thereafter, and then not less than 1.75 to 1.0 as of the last day of the second Measurement Period thereafter, or (B) less than 1.50 to 1.0, but not less than 1.25 to 1.0, as of the last day of the Reduced Interest Coverage Period, the Interest Coverage Ratio must be not less than 1.50 to 1.0 as of the last day of the first Measurement Period thereafter and then not less than 1.75 to 1.0 as of the last day of the second Measurement Period thereafter.

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An example of the calculation of the Interest Coverage Ratio is as set forth in Schedule 8.20.

2. Amendments to the Term A Credit Agreement.

(a) The definition of “Applicable Margin” contained in Section 1.1 of the Term A Credit Agreement is amended to add the following to the end thereof:

Provided that:

(a) In the case of an Interest Coverage Ratio of less than 1.75 to 1.0, but not less than 1.50 to 1.0, the Applicable Margin for Eurodollar Borrowings shall be increased by 0.25% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was less than 1.75 to 1.0, but not less than 1.50 to 1.0, as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was at least (x) 1.75 to 1.0 or (y) less than 1.50 to 1.0 (in which case clause (b) below shall apply) as of the last day of the applicable fiscal quarter; and

(b) In the case of an Interest Coverage Ratio of less than 1.50 to 1.0 under, the Applicable Margin for Eurodollar Borrowings shall be increased by 0.50% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was less than 1.50 to 1.0 as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.1(e) reflecting that the Interest Coverage Ratio was at least 1.50 to 1.0 as of the last day of the applicable fiscal quarter.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Margin for any period shall be subject to the provisions of Section 4.1(g).

(b) Section 1.1 of the Term A Credit Agreement is amended to delete the definition of “Fee Letter” in its entirety and replace such definition with the following:

“Fee Letter” means collectively, (a) the letter agreement, dated March 30, 2006, among Borrower, Administrative Agent, and Banc of America Securities LLC and (b) any other agreement among Borrower, Administrative Agent, and Banc of America Securities LLC with respect to fees.

(c) Section 4.1 of the Term A Credit Agreement is hereby amended to add the following new Paragraph (g):

(g) If, as a result of any restatement of or other adjustment to the financial statements of Borrower or for any other reason, Borrower, Administrative Agent, or any Lender determine that (i) the Total Leverage Ratio or the Interest Coverage Ratio as

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calculated by Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Total Leverage Ratio or the Interest Coverage Ratio would have resulted in higher pricing for such period, Borrower shall immediately and retroactively be obligated to pay to Administrative Agent, for the account of the applicable Lenders, promptly on demand by Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code of the United States, automatically and without further action by Administrative Agent, or any Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of Administrative Agent, or any Lender, as the case may be, under Section 4.3 or under Article 9. Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder

(d) Section 8.15(a) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a) Subject to the subordination terms applicable to such Subordinated Debt, Borrower may make regularly scheduled and mandatory payments in respect of any Subordinated Debt as and when due by the terms thereof; provided, however, that Borrower may, subject to the limitations contained in Section 8.20(i), prepay or repurchase Subordinated Debt at any time from the proceeds of indebtedness issued by Borrower following the Closing Date so long as (i) the maturity date of all such indebtedness is at least one (1) year beyond the Maturity Date, and (ii) no Default or Event of Default exists both before and after giving effect thereto;

(e) Section 8.15(c) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(c) So long as no Default or Event of Default exists both before and after giving effect thereto, and subject to the limitations contained in Section 8.20(i), Borrower may from time to time repurchase shares of its capital stock.

(f) Section 8.19(a) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a) the Total Leverage Ratio to exceed 2.25 to 1.0, subject to the limitations contained in Section 8.20(C); and

(g) Section 8.20 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.20 Minimum Interest Coverage. Borrower shall not permit, at any time, the ratio (the “Interest Coverage Ratio”) of (a) Home Building EBITDA to (b) Consolidated Home Building Interest Incurred, for any period consisting of the preceding four (4) consecutive fiscal quarters (each, a “Measurement Period”), to be less than 1.75 to 1.0. Notwithstanding the foregoing, the Interest Coverage Ratio may be less than 1.75 to 1.0 but not less than 1.25 to 1.0, as of the last day of not more than three (3) consecutive Measurement Periods (such period beginning with the last day of the first

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Measurement Period in which the Interest Coverage Ratio is less than 1.75 to 1.0 and ending on the earlier of (x) the last day of the second Measurement Period thereafter or (y) the last day of the first Measurement Period thereafter in which the Interest Coverage Ratio is equal to or greater than 1.75 to 1.0, being the “Reduced Interest Coverage Period”), in each case so long as the following conditions precedent are satisfied:

(A) Borrower shall have delivered to Administrative Agent written notice of the commencement of a Reduced Interest Coverage Period, together with the Compliance Certificate pursuant to Section 8.1(e) indicating the first Measurement Period that it will not achieve an Interest Coverage Ratio of 1.75 to 1.0;

(B) Borrower shall have provided Administrative Agent with an updated business plan for Borrower and its Subsidiaries, reflecting Borrower’s reasonable estimate as to when it will exit the Reduced Interest Coverage Period;

(C) In the case of an Interest Coverage Ratio of (1) less than 1.75 to 1.0, but not less than 1.50 to 1.0, the Total Leverage Ratio shall not exceed 1.75 to 1.0 and (2) less than 1.50 to 1.0, the Total Leverage Ratio shall not exceed 1.50 to 1.0; and

(D) Borrower may elect only one (1) Reduced Interest Coverage Period during the term of this Agreement.

Provided further that:

(i) In the case of an Interest Coverage Ratio of less than 1.75 to 1.0, Borrower may not (x) repurchase shares of its capital stock (other than shares repurchased from Borrower’s employees in connection with tax withholding obligations associated with Borrower’s equity incentive plans) pursuant to Section 8.15(c) or (y) prior to the stated maturity date of any Subordinated Debt, pay, repurchase, or redeem all or any part of such Subordinated Debt, transfer any property in payment of or as security for the payment of all or any part of such Subordinated Debt, or establish any sinking fund, reserve, or like set aside of funds or other property for the redemption, retirement, or repayment of all or any part of such Subordinated Debt (other than with the proceeds of Subordinated Debt issued by Borrower after the commencement of the Reduced Interest Coverage Period), during the period of time commencing on the date that Borrower submits a Compliance Certificate pursuant to clause (A) above, indicating that the Interest Coverage Ratio was less than 1.75 to 1.0 and ending on the last day of the first Measurement Period thereafter in which the Interest Coverage Ratio is at least 1.75 to 1.0; and

(ii) If the Interest Coverage Ratio is (A) less than 1.75 to 1.0, but not less than 1.50 to 1.0, as of the last day of the Reduced Interest Coverage Period, the Interest Coverage Ratio must be not less than 1.625 to 1.0 as of the last day of the first Measurement Period thereafter, and then not less than 1.75 to 1.0 as of the last day of the second Measurement Period thereafter, or (B) less than 1.50 to 1.0, but not less than 1.25 to 1.0, as of the last day of the Reduced Interest Coverage Period, the Interest Coverage Ratio must be not less than 1.50 to 1.0 as of the last day of the first Measurement Period thereafter and then not less than 1.75 to 1.0 as of the last day of the second Measurement Period thereafter.

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An example of the calculation of the Interest Coverage Ratio is as set forth in Schedule 8.20.

3. Amendment of Revolving Credit Agreement, Term A Credit Agreement, and Other Loan Documents.

(a) All references in the Loan Documents to the Revolving Credit Agreement shall henceforth include references to the Revolving Credit Agreement, as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, renewed, extended, restated, and/or increased.

(b) All references in the Loan Documents to the Term A Credit Agreement shall henceforth include references to the Term A Credit Agreement, as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, renewed, extended, restated, and/or increased.

(c) Any and all of the terms and provisions of the Loan Documents under the Revolving Credit Agreement and the Loan Documents under the Term A Credit Agreement (collectively, the “Facility Documents”) are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4. Ratifications. Borrower (a) ratifies and confirms all provisions of the Facility Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Revolver Administrative Agent, Term Administrative Agent, or any Lender under the Facility Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations under the Revolving Credit Agreement and Obligations under the Term A Credit Agreement, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Revolver Administrative Agent or Term Administrative Agent may reasonably request in order to create, perfect, preserve, and protect such guaranties, assurances, and liens.

5. Representations. Borrower represents and warrants to Revolver Administrative Agent, Term Administrative Agent, the Revolver Lenders, and the Term A Lenders that as of the date of this Amendment: (a) this Amendment and each other document entered into by Borrower and each Guarantor in connection with this Amendment (collectively, the “Amendment Documents”), have been duly authorized, executed, and delivered by Borrower and each Guarantor; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of the Amendment Documents by Borrower or any Guarantor; (c) the Facility Documents, as amended by this Amendment, are valid and binding upon Borrower and each Guarantor and are enforceable against Borrower and each Guarantor in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally or by general principles of equity; (d) the execution, delivery, and performance of this Amendment by Borrower and each Guarantor do not require the consent of any other Person and do not and will not constitute a violation of any order of any Governmental Authority, or material agreements to which Borrower or any Guarantor is a party thereto or by which Borrower or any Guarantor is bound; (e) all representations and warranties in the Facility Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Revolving Credit Agreement and the Term A Credit Agreement; and (f) both before and after giving effect to this Amendment, no Default or Event of Default exists under the Revolving Credit Agreement or the Term A Credit Agreement.

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6. Conditions. This Amendment shall not be effective unless and until:

(a) Revolver Administrative Agent and Term Administrative Agent shall have received this Amendment duly executed by Borrower, Guarantors, Revolver Administrative Agent, Term Administrative Agent, and the Aggregate Majority Lenders; provided that the amendment to the definition of “Maturity Date” set forth in Section 1(a) and the amendment to Section 4.17 set forth in Section 1(f) above shall not be effective unless and until this Amendment is executed by Borrower, the Revolver Administrative Agent, and each Revolver Lender;

(b) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Revolving Credit Agreement or the Term A Credit Agreement;

(c) Revolver Administrative Agent and Term Administrative Agent shall have received an officer’s certificate of Borrower certifying (i) the constituent documents of Borrower, (ii) the incumbency of the officers of Borrower authorized to execute the Amendment Documents, (iii) certificates of existence and good standing of Borrower certified by the Secretary of State of the State of Delaware, and (iv) resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery, and performance of the Amendment Documents;

(d) Borrower shall have paid all fees and expenses required pursuant to the Fee Letter; and

(e) both before and after giving effect to this Amendment, no Default or Event of Default exists under the Revolving Credit Agreement or the Term A Credit Agreement.

7. Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Revolving Credit Agreement, the Term A Credit Agreement, and the other Facility Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under California law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9. Parties. This Amendment binds and inures to each party hereto and their respective successors and permitted assigns.

10. ENTIRETIES. THE REVOLVING CREDIT AGREEMENT, THE TERM A CREDIT AGREEMENT, AND THE OTHER FACILITY DOCUMENTS, AS AMENDED BY THIS AMENDMENT,

Amendment	11

REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE REVOLVING CREDIT AGREEMENT AND THE TERM A CREDIT AGREEMENT, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

Amendment	12

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

EXECUTED as of the day and year first mentioned.

STANDARD PACIFIC CORP., a Delaware corporation

By:	/s/ Andrew H. Parnes
Andrew H. Parnes
Executive Vice President-Finance and Chief Financial Officer

By:	/s/ Lloyd H. McKibbin
Lloyd H. McKibbin
Vice President and Treasurer

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

BANK OF AMERICA, N.A., as Revolver Administrative Agent

By:	/s/ Eyal Namordi
Name: Eyal Namordi
Title: Vice President

BANK OF AMERICA, N.A., as Term Administrative Agent

By:	/s/ Eyal Namordi
Name: Eyal Namordi
Title: Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

BANK OF AMERICA, N.A., as a Revolving Lender and a Term A Lender

By:	/s/ Eyal Namordi
Name: Eyal Namordi
Title: Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

JPMORGAN CHASE BANK, N.A., as a Revolving Lender and a Term A Lender

By:	/s/ Kent Kaiser
Name: Kent Kaiser
Title: Executive Director

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

GUARANTY BANK, as a Revolving Lender

By:	/s/ Dan Killian
Name:	Dan M. Killian
Title:	Senior Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

THE ROYAL BANK OF SCOTLAND PLC, as a Revolving Lender and a Term A Lender

By:	/s/ William McGinty
Name:	William McGinty
Title:	Senior Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Revolving Lender and a Term A Lender

By:	/s/ Kevin M. Cole, I
Name:	Kevin M. Cole, I
Title:	Assistant Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

SUNTRUST BANK, as a Revolving Lender

By:	/s/ W. John Wendler
Name:	W. John Wendler
Title:	Senior Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

WASHINGTON MUTUAL BANK, FA, as a Revolving Lender

By:	/s/ Anne Brehony
Name:	Anne Brehony
Title:	Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Revolving Lender

By:	/s/ Cassandra Droogan
Name:	Cassandra Droogan
Title:	Vice President

By:	/s/ Laurence Lapeyre
Name:	Laurence Lapeyre
Title:	Associate

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

U.S. BANK NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Adrian Montero
Name:	Adrian Montero
Title:	Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

PNC BANK, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Douglas G. Paul
Name:	Douglas G. Paul
Title:	Senior Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

LASALLE BANK NATIONAL ASSOCIATION, as a Revolving Lender and a Term A Lender

By:	/s/ Nathaniel Dever
Name:	Nathaniel Dever
Title:	First Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

KEYBANK NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Jeff V. Aycock
Name:	Jeff V. Aycock, CFA
Title:	Senior Banker

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

COMERICA BANK, as a Revolving Lender

By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

REGIONS BANK, formerly known as AmSouth Bank as a Revolving Lender and a Term A Lender

By:	/s/ Ronny Hudspeth
Name:	RONNY HUDSPETH
Title:	SR. VICE PRESIDENT

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

BANK OF THE WEST,
as a Revolving Lender and a Term A Lender

By:	/s/ Sharon Fisher
Name:	Sharon Fisher
Title:	Senior Vice President

By:	/s/ Chuck Weerasooriya
Name:	Chuck Weerasooriya, CFA
Title:	Senior Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CALYON NEW YORK BRANCH,
as a Revolving Lender and a Term A Lender

By:	/s/ Samuel L. Hill
Name:	Samuel L. Hill
Title:	Managing Director and Regional Head

By:	/s/ Robert L. Nelson
Name:	Robert L. Nelson
Title:	Managing Director

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CITY NATIONAL BANK,
as a Revolving Lender

By:	/s/ Xavier Barrera
Name:	Xavier Barrera
Title:	Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

UNION BANK OF CALIFORNIA, N.A.,
as a Revolving Lender and a Term A Lender

By:	/s/ Brian C. Brown
Name:	Brian C. Brown
Title:	Credit Officer

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Revolving Lender and a Term A Lender

By:	/s/ Ben Singh
Name:	Ben Singh
Title:	Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CALIFORNIA BANK & TRUST,
as a Revolving Lender

By:	/s/ Marisa Drury
Name:	Marisa Drury
Title:	Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

COMPASS BANK,
as a Revolving Lender

By:	/s/ Johanna Duke Paley
Name:	Johanna Duke Paley
Title:	Senior Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CITIBANK, N.A., successor by merger to Citibank Texas, N.A., as a Revolving Lender and a Term A Lender

By:	/s/ Tyra Hanegan
Name:	Tyra Hanegan
Title:	Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

MIDFIRST BANK, a federally chartered savings association,
as a Revolving Lender

By:	/s/ Darrin D. Rigler
Name: Darrin D. Rigler
Title: Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

NATIXIS (fka Natexis Banques Populaires),
as a Revolving Lender and a Term A Lender

By:	/s/ Marie-Edith Dugeny
Name: Marie-Edith Dugeny
Title: Managing Director - Real Estate

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

SIGNATURE PAGE TO SECOND AMENDMENT OF REVOLVING CREDIT AGREEMENT AND FIRST

AMENDMENT OF TERM LOAN A CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,

BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,

THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

BANK OF OKLAHOMA,
as a Term A Lender

By:	/s/ Patricia A. Richards
Name: Patricia A. Richards
Title: Senior Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

To induce the Revolver Administrative Agent, the Term Administrative Agent, the Revolver Lenders, and the Term A Lenders to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the Amendment’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Facility Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Administrative Agent and Lenders and their respective successors and permitted assigns.

GUARANTORS:

Standard Pacific of Central Florida, formerly known as Colony Communities, dba Standard Pacific Homes, a Florida general partnership

Standard Pacific of Jacksonville, formerly known as Coppenbarger Homes, a Florida general partnership

SP La Floresta, Inc., a Delaware corporation

Standard Pacific of Arizona, Inc., a Delaware corporation

Standard Pacific of Colorado, Inc., a Delaware corporation

Standard Pacific of Orange County, Inc., a Nevada corporation

Standard Pacific of Texas, L.P., a Delaware limited partnership

Standard Pacific of Tonner Hills, LLC, a Delaware limited liability company

Walnut Hills Development 268, LLC, a California limited liability company

Standard Pacific of South Florida, formerly known as Westbrooke Homes, a Florida general partnership

Westfield Homes of the Carolinas, LLC, a Delaware limited liability company

Standard Pacific of Southwest Florida, formerly known as Westfield Homes of Southwest Florida, a Florida general partnership

Hilltop Residential, Ltd., a Florida limited partnership

Standard Pacific of Las Vegas, Inc., a Delaware corporation

Standard Pacific of Tucson, Inc., a Delaware corporation

CH Construction, Inc., a Delaware corporation

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

CH Florida, Inc., a Delaware corporation

HSP Arizona, Inc., a Delaware corporation

HSP Tucson, Inc., a Delaware corporation

HWB Construction, Inc., a Delaware corporation

HWB Investments, Inc., a Delaware corporation

LB/L-Duc II Franceschi, LLC, a Delaware limited liability company

LMD El Dorado 134, LLC, a California limited liability company

OLP Forty Development, LLC, a Florida limited liability company

Pala Village Investments, Inc., a Delaware corporation

Residential Acquisition GP, LLC, a Florida limited liability company

SP Colony Investments, Inc., a Delaware corporation

SP Coppenbarger Investments, Inc., a Delaware corporation

SP Texas Investments, Inc., a Delaware corporation

SP Ventura Investments, Inc., a Delaware corporation

SPLB, Inc., a Delaware corporation

SPNS Golden Gate, LLC, a Delaware limited liability company

Standard Pacific 1, Inc., a Delaware corporation

Standard Pacific 1, LLC, a Delaware limited liability company

Standard Pacific 2, Inc., a Delaware corporation

Standard Pacific 2, LLC, a Delaware limited liability company

Standard Pacific 3, Inc., a Delaware corporation

Standard Pacific 3, LLC, a Delaware limited liability company

Standard Pacific 4, Inc., a Delaware corporation

Standard Pacific 4, LLC, a Delaware limited liability company

Standard Pacific 5, Inc., a Delaware corporation

Standard Pacific 5, LLC, a Delaware limited liability company

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

Standard Pacific 6, Inc., a Delaware corporation

Standard Pacific 6, LLC, a Delaware limited liability company

Standard Pacific 7, Inc., a Delaware corporation

Standard Pacific 7, LLC, a Delaware limited liability company

Standard Pacific 8, Inc., a Delaware corporation

Standard Pacific 8, LLC, a Delaware limited liability company

Standard Pacific 9, Inc., a Delaware corporation

Standard Pacific 9, LLC, a Delaware limited liability company

Standard Pacific 10, Inc., a Delaware corporation

Standard Pacific 10, LLC, a Delaware limited liability company

Standard Pacific Active Adult Communities, Inc., a Delaware corporation

Standard Pacific of Central Florida GP, Inc., a Delaware corporation

Standard Pacific of Fullerton, Inc., a Delaware corporation

Standard Pacific of Illinois, Inc., a Delaware corporation

Standard Pacific of Jacksonville GP, Inc., a Delaware corporation

Standard Pacific of South Florida GP, Inc., a Delaware corporation

Standard Pacific of Southwest Florida GP, Inc., a Delaware corporation

Standard Pacific of Tampa GP, Inc., a Delaware corporation

Standard Pacific of Tampa, a Florida general partnership

Standard Pacific of Texas GP, Inc., a Delaware corporation

Standard Pacific of Walnut Hills, Inc., a Delaware corporation

Westfield Homes USA, Inc., a Delaware corporation

Lagoon Valley Residential, LLC, a California limited liability company

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

By:	/s/ Andrew H. Parnes
Andrew H. Parnes, in his capacity as Assistant Treasurer of each of the above Guarantors which is a corporation, and in his capacity as Assistant Treasurer of each general partner or managing member, as applicable, of each of the above Guarantors which is a partnership or limited liability company

By:	/s/ Lloyd H. McKibbin
Lloyd H. McKibbin, in his capacity as Assistant Treasurer of each of the above Guarantors which is a corporation, and in his capacity as Assistant Treasurer of each general partner or managing member, as applicable, of each of the above Guarantors which is a partnership or limited liability company

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement

STANDARD PACIFIC OF COLORADO, INC., a Delaware corporation

By:	/s/ Kathleen R. Wade
Name:	Kathleen R. Wade
Title:	Vice President

Signature Page to Second Amendment of Revolving Credit Agreement and First Amendment of Term

Loan A Credit Agreement